Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

Note 21 Subsequent Events

        Subsequent events have been evaluated for potential recognition and disclosure through the date that the consolidated financial statements were filed with the Securities and Exchange Commission.

Stock split

        As discussed in Note 16, the Board of Directors authorized a 10-for-1 split of the Company's outstanding common shares effective January 10, 2011.

Initial public offering

        On February 2, 2011, the Company closed its IPO of 33,350,000 shares of common stock at $27.00 per share. In the offering, the Company sold 4,000,000 shares and selling stockholders sold 29,350,000 shares. Proceeds received by the Company on the sale of the 4,000,000 shares amounted to $102,600,000, net of underwriting discounts. Immediately prior to the completion of the offering, a reorganization was effected in accordance with BUFH's LLC agreement, pursuant to which all equity interests in the Company were distributed to the members of BUFH and BUFH was liquidated.

        Immediately prior to the IPO, all issued and outstanding IRR-based PIUs were vested. The time-based and IRR-based PIUs outstanding were exchanged for 1,931,745 restricted shares and 3,863,491 unrestricted shares of the Company's common stock, 3,023,314 vested stock options and 1,511,656 unvested stock options. In January, 2011, the Company recorded approximately $110.4 million in compensation expense related to the exchange and the vesting of the IRR-based PIUs. This expense, which is not deductible for tax purposes, resulted in an offsetting increase in paid-in capital.

FDIC warrant

        In February, 2011, the Company redeemed the FDIC warrant for its agreed upon value of $25.0 million in cash.

Dividends

        In March, 2011, the Company's Board of Directors approved the payment of a quarterly dividend on its common stock of $0.14 per share payable on April 15, 2011 to holders of record as of April 1, 2011.